                                                                    EXHIBIT 10.4


                     AMENDMENT NO. 19 TO CREDIT AGREEMENT

          THIS AMENDMENT NO. 19 TO CREDIT AGREEMENT (the "Amendment") dated as of January 19, 1999 by and among Mariner Health Group, Inc., a Delaware corporation (the "Borrower"), PNC Bank, National Association, Bank Austria Creditanstalt Corporate Finance, Inc., (formerly known as Creditanstalt AG, formerly known as Creditanstalt Bankverein), First Union National Bank (as successor by merger to First Union National Bank of North Carolina), Mellon Bank, N.A., Toronto Dominion (New York), Inc., Bankers Trust Company, Credit Lyonnais New York Branch, AmSouth Bank, Bank of Tokyo-Mitsubishi Trust Company, The Fuji Bank, Limited New York Branch, SunTrust Bank, Central Florida, N.A., Bank One Kentucky, NA, Fleet National Bank, Comerica Bank, The First National Bank of Chicago, The Industrial Bank of Japan, Limited, New York Branch, The Long-Term Credit Bank of Japan, Ltd. New York Branch and Riggs Bank N.A. (collectively, the "Banks"), and PNC Bank, National Association, in its capacity as administrative agent for the Banks (the "Administrative Agent").

                         W  I  T  N  E  S  S  E  T  H:

          WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 18, 1994, as amended (the "Credit Agreement"), pursuant to which the Banks provided a $250,000,000 revolving credit facility to the Borrower;

          WHEREAS, the Borrower, the Banks and the Agents (as hereinafter defined) desire to amend and restate the Credit Agreement as hereinafter provided.

          NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

          1.  Definitions.
              -----------

          Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

          2.  Amendment and Restatement of Credit Agreement and Related Matters.
              -----------------------------------------------------------------

              (a) Articles I through XI.  The parties hereto do hereby consent
                  ---------------------
to the amendment and restatement of the recitals and Articles I through XI to the Credit Agreement as set forth on Exhibit 1 hereto.
                                     ---------

              (b) Exhibits.  Each of the exhibits listed below is hereby amended
                  --------
and restated to read as set forth on the exhibit attached hereto bearing the same numerical reference as the original exhibit.

EXHIBIT1.01(C)      CONDITIONS FOR INCURRENCE OF CERTAIN LIENS AND
                    CERTAIN INDEBTEDNESS
EXHIBIT 8.03(d)     COMPLIANCE CERTIFICATE

          (c) Schedules.  Schedule 6.01(a) and (c) is hereby amended and
              ---------
restated to read as set forth on the schedule attached hereto bearing the same numerical reference as the original schedule. Schedule 6.01(aa) Part II [Indebtedness Related to Subsidiary Owned Facilities] is hereby amended by deleting the words "December 1998" on the third line [Facility - Bonifay] in the column titled "COF Lender Maturity" and inserting in lieu thereof the words "March 2000".


     3.   Conditions of Effectiveness of Amendment and Restatement of
          -----------------------------------------------------------
Credit Agreement and Related Matters.  The effectiveness of the Amendment and
------------------------------------
Restatement of the Credit Agreement and the effectiveness of the other matters set forth in Section 2 hereof are expressly conditioned upon satisfaction of each of the following conditions precedent:

          (a) Representations and Warranties; No Defaults. The representations
              -------------------------------------------
and warranties of the Borrower contained in Article VI of the Credit Agreement shall be true and accurate on the date hereof (taking into account the information contained in the Schedules to the Credit Agreement) with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Loan Parties shall have performed and complied with all covenants and conditions under the Loan Documents and hereof; no Event of Default or Potential Default under the Credit Agreement and the other Loan Documents shall have occurred and be continuing or shall exist; and an Authorized Officer shall have delivered to the Administrative Agent for the benefit of each Bank a duly executed certificate dated the date hereof certifying as to the items in this Section 3(a).

          (b) Organization, Authorization and Incumbency.  There shall be
              ------------------------------------------
delivered to the Administrative Agent for the benefit of each Bank a certificate, dated as of the date hereof and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

              (i) all action taken by such Loan Party in connection with this Amendment and the other Loan Documents;

              (ii) the names of the officer or officers authorized to sign this Amendment and the other documents executed and delivered in connection herewith and described in this Section 3 and the true signatures of such officer or officers and, in the case of the Borrower, specifying the Authorized Officers permitted to act on behalf of the Borrower for purposes of the Loan Documents and the true signatures of such officers, on which the Agents and each Bank may conclusively rely; and

              (iii) copies of its organizational documents, including its certificate of incorporation and bylaws if it is a corporation, its certificate of partnership and partnership agreement if it is a partnership, and its certificate of organization and limited liability company operating agreement if it is a limited liability company, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each of the Loan Parties in each state where organized; provided that each of the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Administrative Agent remain in effect and have not been amended.

          (c) Opinions of Counsel.  There shall be delivered to the
              -------------------
Administrative Agent for the benefit of each Bank a written opinion dated the date hereof of Powell, Goldstein, Frazer & Murphy LLP, counsel to the Loan Parties, with such opinion to be in form and substance satisfactory to the Agents.

          (d) Fees and Expenses.  The Borrower shall pay or cause to be paid to
              -----------------
the Administrative Agent for itself and for the account of the Banks to the extent not previously paid (i) on the effective date hereof, the fees set forth in that certain agreement dated December 3, 1998, between the Borrower and the Agents regarding the arrangement fees of the Agents, (ii) on the date hereof, the fees (the "Amendment Fee") payable to each Bank, as set forth on Exhibit 2
                                                                     ---------
hereto, and (iii) all other costs and expenses accrued through the date hereof and the costs and expenses of the Agents and the Banks including, without limitation, reasonable fees of the Administrative Agent's counsel in connection with this Amendment.

          (e) Consents.  All consents required to effectuate the transactions
              --------
contemplated hereby shall have been obtained unless provided in Section 8.01(p) of the Credit Agreement and copies thereof shall have been delivered to the Administrative Agent for the benefit of the Banks.

          (f) Material Adverse Change.  On the date hereof there shall have been
              -----------------------
no Material Adverse Change in the Historical Statements and since September 30, 1998, no Material Adverse Change in the Borrower, or any of its Subsidiaries shall have occurred. On the date hereof and since September 30, 1998, there shall have been no material change in the management of the Loan Parties.

               (g) Legal Details; Counterparts.  All legal details and
                   ---------------------------
proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agents, the Administrative Agent shall have received from the Borrower and the Required Banks an executed original of this Amendment and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agents.

          4.   Force and Effect.  Except as otherwise expressly modified by this
               ----------------
Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

          5.   Governing Law.  This Amendment shall be deemed to be a contract
               -------------
under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

          6.   Effective Date; Certification of the Borrower.  This Amendment
               ---------------------------------------------
shall be dated as of and shall be binding, effective and enforceable upon the date of (i) satisfaction of all conditions set forth in Section 3 hereof and
(ii) receipt by the Administrative Agent of duly executed original counterparts of this Amendment from the Borrower, the Agents and the Required Banks, and from and after such date this Amendment shall be binding upon the Borrower, each Bank and the Agents, and their respective successors and assigns permitted by the Credit Agreement. The Borrower by executing this Amendment, hereby certifies that this Amendment has been duly executed and that as of the date hereof no Event of Default or Potential Default exists under the Credit Agreement or the other Loan Documents.

          7.   No Novation.  This Amendment amends and restates the Credit
               -----------
Agreement, but is not intended to constitute, and does not constitute, a novation or satisfaction of the Obligations of the Loan Parties under the Credit Agreement.


                             [INTENTIONALLY BLANK]

                 [SIGNATURE PAGE 1 OF 19 TO AMENDMENT NO. 19]



          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.



                                   MARINER HEALTH GROUP, INC.

                                   By:   /s/ Boyd P. Gentry
                                      -----------------------------------
                                   Name: Boyd P. Gentry
                                        ---------------------------------
                                   Title: Vice President & Treasurer
                                         --------------------------------

                 [SIGNATURE PAGE 2 OF 19 TO AMENDMENT NO. 19]




                              PNC BANK, NATIONAL ASSOCIATION,

                              INDIVIDUALLY AND AS ADMINISTRATIVE AGENT

                              By: /s/ Scott Colcombe
                                  ----------------------------------
                              Name: Scott Colcombe
                                    --------------------------------
                              Title: Vice President
                                     -------------------------------

                 [SIGNATURE PAGE 3 OF 19 TO AMENDMENT NO. 19]


                              FIRST UNION NATIONAL BANK
                              INDIVIDUALLY AND AS SYNDICATION AGENT

                              By:   /s/ David B. Staurt
                                 ------------------------------------------
                              Name:  David B. Staurt
                                   ----------------------------------------
                              Title: Senior Vice President
                                    ---------------------------------------

                 [SIGNATURE PAGE 4 OF 19 TO AMENDMENT NO. 19]


                              BANK AUSTRIA CREDITANSTALT
                              CORPORATE FINANCE, INC.


                              By:  /s/ Clifford L. Wells
                                 ------------------------------------
                              Name:  Clifford L. Wells
                                   ----------------------------------
                              Title: Vice President
                                    ---------------------------------


                              By:   /s/ Richard P. Buckanavage
                                 ------------------------------------
                              Name: Richard P. Buckanavage
                                   ----------------------------------
                              Title:  Vice President
                                    ---------------------------------

                 [SIGNATURE PAGE 5 OF 19 TO AMENDMENT NO. 19]



                                   MELLON BANK, N.A.

                                   By: /s/ Colleen McCullum
                                      ----------------------------------
                                   Name: Colleen McCullum
                                        --------------------------------
                                   Title: ASSISTANT VICE PRESIDENT
                                         -------------------------------

                 [SIGNATURE PAGE 6 OF 19 TO AMENDMENT NO. 19]




                              TORONTO DOMINION (NEW YORK), INC.

                              By:   /s/ Jorge A. Garcia
                                 -------------------------------------
                              Name: JORGE A. GARCIA
                                   -----------------------------------
                              Title: VICE PRESIDENT
                                    ----------------------------------

                 [SIGNATURE PAGE 7 OF 19 TO AMENDMENT NO. 19]




                              BANKERS TRUST COMPANY


                              By:  /s/ David J. Bell
                                 ---------------------------------------
                              Name:    DAVID J. BELL
                                   -------------------------------------
                              Title:   VICE PRESIDENT
                                    ------------------------------------

                 [SIGNATURE PAGE 8 OF 19 TO AMENDMENT NO. 19]




                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:    /s/ F. Tavargar
                                 -------------------------------------
                              Name:  Faboud Tavargar
                                   -----------------------------------
                              Title: Senior Vice President
                                    ----------------------------------

                 [SIGNATURE PAGE 9 OF 19 TO AMENDMENT NO. 19]





                                   AMSOUTH BANK


                                   By:  /s/ J. Ken Difatta
                                      ----------------------------------
                                   Name:         J. KEN DIFATTA
                                        --------------------------------
                                   Title:   ASSISTANT VICE PRESIDENT
                                         -------------------------------

                 [SIGNATURE PAGE 10 OF 19 TO AMENDMENT NO. 19]


                                     BANK OF TOKYO-MITSUBISHI TRUST
                                       COMPANY

                                     By: /s/ Charles Stewart
                                        --------------------------------
                                     Name: Charles Stewart
                                          ------------------------------
                                     Title:   V.P. & Manager
                                           -----------------------------

                 [SIGNATURE PAGE 11 OF 19 TO AMENDMENT NO. 19]


                                     MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK

                                     By:  /s/ Marie Stewart
                                        --------------------------------
                                     Name:  MARIE STEWART
                                          ------------------------------
                                     Title:    VP
                                           -----------------------------

                 [SIGNATURE PAGE 12 OF 19 TO AMENDMENT NO. 19]


                                     SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                                     By: /s Jorge Arrieta
                                        -----------------------------------
                                     Name: Jorge Arrieta
                                          ---------------------------------
                                     Title:  Vice President
                                           --------------------------------

STATE OF GEORGIA

COUNTY OF FULTON


     On the 19th day of January, 1999 personally appeared Jorge Arrieta , as the Vice President of SunTrust Bank, Central Florida, N.A., and before me executed the attached AMENDMENT NO. 19 dated as of _____________, 1999 to the Credit Agreement between Mariner Health Group, Inc., with SunTrust Bank, Central Florida, N.A., as Lender.

    IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.


                   /s/ Mary W. Harrell
               --------------------------------------------------------------
               Signature of Notary Public, State of  Georgia
                                                   --------------------------


                 Mary W. Harrell
               --------------------------------------------------------------
               (Print, Type or Stamp Commissioned Name of Notary Public) Personally known X ; OR Produced Identification -------------- Type of identification produced:------------------------------
               ______________________________________________________________

                 [SIGNATURE PAGE 13 OF 19 TO AMENDMENT NO. 19]


                                     BANK ONE, KENTUCKY, NA

                                     By: /s/ Todd D. Munson
                                        -----------------------------------
                                     Name:   TODD D. MUNSON
                                          ---------------------------------
                                     Title: SENIOR VICE PRESIDENT
                                           --------------------------------

                 [SIGNATURE PAGE 14 OF 19 TO AMENDMENT NO. 19]


                                     FLEET NATIONAL BANK*

                                     By:___________________________________
                                     Name:_________________________________
                                     Title:________________________________


*Bank did not execute this document

                 [SIGNATURE PAGE 15 OF 19 TO AMENDMENT NO. 19]


                                     COMERICA BANK*

                                     By:___________________________________
                                     Name:_________________________________
                                     Title:________________________________


*Bank did not execute this document

                 [SIGNATURE PAGE 16 OF 19 TO AMENDMENT NO. 19]


                                     THE FIRST NATIONAL BANK OF CHICAGO

                                     By: /s/ Richard J. Johnsen
                                        -----------------------------------
                                     Name: RICHARD J. JOHNSEN
                                          ---------------------------------
                                     Title: First Vice President
                                           --------------------------------

                 [SIGNATURE PAGE 17 OF 19 TO AMENDMENT NO. 19]


                                     THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                       NEW YORK BRANCH

                                     By: /s/ J. Kenneth Biegen
                                        ------------------------------------
                                     Name: J. KENNETH BIEGEN
                                          ----------------------------------
                                     Title: SENIOR VICE PRESIDENT
                                           ---------------------------------

                 [SIGNATURE PAGE 18 OF 19 TO AMENDMENT NO. 19]


                                     THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                                       NEW YORK BRANCH

                                     By: /s/ Junichi Ebihara
                                         -----------------------------------
                                     Name: Junichi Ebihara
                                           ---------------------------------
                                     Title: Deputy General Manager
                                            --------------------------------

                 [SIGNATURE PAGE 19 OF 19 TO AMENDMENT NO. 19]


                                     RIGGS BANK N.A.*

                                     By:_____________________________________
                                     Name:___________________________________
                                     Title:__________________________________


*Bank did not execute this document

                                   EXHIBIT 1
                                   ---------

       Amendment and Restatement of Credit Agreement and Related Matters
       -----------------------------------------------------------------

                                   EXHIBIT 2
                                   ---------
              Bank                                              Fee
              ----                                              ---

PNC Bank, National Association
Bankers Trust Company
Credit Lyonnais New York Branch
Mellon Bank, N.A.
Toronto Dominion (New York), Inc.
AmSouth Bank
Bank of Tokyo-Mitsubishi Trust Company
Comerica Bank
The First National Bank of Chicago
First Union National Bank
Fleet National Bank
The Industrial Bank of Japan, Limited, New York Branch
Creditanstalt AG
Bank One, Kentucky, N.A.
The Fuji Bank, Limited New York Branch
The Long-Term Credit Bank of Japan, Ltd. New York Branch
Riggs Bank, N.A.
SunTrust Bank, Central Florida, N.A.